                                                                  Exhibit 10.8.5

Recording Requested By,                                  For Recorder's Use Only

WELLS FARGO BANK,
NATIONAL ASSOCIATION

And when recorded return to:

Brobeck, Phleger & Harrison LLP
550 South Hope Street
Los Angeles, California 90071
Attn:  Raymond T. Sung, Esq.

________________________________________________________________

                                 DEED OF TRUST,
                              ASSIGNMENT OF RENTS,
                               AND FIXTURE FILING

     THIS DEED OF TRUST, ASSIGNMENT OF RENTS, AND FIXTURE FILING (THIS "DEED OF TRUST") is entered into as of February 15, 1996, by and among MDT CORPORATION, a Delaware corporation ("Trustor"), AMERICAN SECURITIES COMPANY ("Trustee"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent under the below-defined Credit Agreement ("Beneficiary"). As used herein, the "Credit Agreement" shall mean that certain Credit Agreement, dated as of August 20, 1993, as amended by that certain Amendment to Credit Agreement, dated as of August 1, 1995, and that certain Amendment to Credit Agreement, dated as of even date herewith (as so amended, and as otherwise may be amended, restated, supplemented, renewed, extended, or modified from time to time), among Beneficiary, certain financial institutions named therein as "Banks", and Trustor and certain affiliates thereof named therein as "Companies".

     THIS DEED OF TRUST CONSTITUTES A FIXTURE FILING UNDER SECTION 9313 OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF CALIFORNIA AND APPLIES TO ALL GOODS AND PERSONAL PROPERTY WHICH, UNDER CALIFORNIA LAW, ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND MORE PARTICULARLY DESCRIBED ON EXHIBIT A WHICH IS ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE. THE MAILING ADDRESS OF THE TRUSTOR (DEBTOR) AND BENEFICIARY (SECURED PARTY) ARE SET FORTH IN SECTION 6.10 OF THIS DEED OF TRUST.


                           ARTICLE I.  GRANT IN TRUST
                                       --------------

     1.01  Grant.  For the purposes and upon the terms and conditions in this
           -----
Deed of Trust, Trustor irrevocably grants, conveys and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, Trustor's interest in all that real property located in the County of Los Angeles, State of California, described on Exhibit A attached hereto,
                                                  ---------
together with all appurtenances, easements, rights and rights of way appurtenant or related thereto, all buildings, other improvements and fixtures now or hereafter located thereon, all interest or estate which Trustor now has or may hereafter acquire in the property described above, and all additions and accretions thereto ("Subject Property"). The listing of specific rights or property shall not be interpreted as a limit of general terms.

     1.02  Address.  The address of the Subject Property is 19645 Rancho Way,
           -------
Rancho Dominguez, California 90220-6039. Neither the failure to designate an address nor any inaccuracy in the address designated shall affect the validity or priority of the lien of this Deed of Trust on the Subject Property as described on Exhibit A. In the event of any conflict between the provisions of
             ---------
Exhibit A and said address, Exhibit A shall control.
- - ---------                   ---------


                        ARTICLE II.  OBLIGATIONS SECURED
                                     -------------------

     2.01  Obligations Secured.  Trustor makes this grant and assignment for the
           -------------------
purpose of securing the following obligations (each, a "Secured Obligation" and collectively, the "Secured Obligations"):

     (a) payment when due to Beneficiary of all sums at any time owing and performance of all other obligations arising under or in connection with (i) that certain Amended and Restated Promissory Note (the "Wells Fargo Note"), dated as of August 1, 1995, in the original principal amount of Seven Million Eight Hundred Thousand Dollars ($7,800,000), executed by Trustor and payable to Wells Fargo Bank, National Association or its order, (ii) that certain Amended and Restated Promissory Note (the "Chemical Note"), dated as of August 1, 1995, in the original principal amount of Four Million Two Hundred Thousand Dollars ($4,200,000), executed by Trustor and payable to Chemical Bank or its order; and
(iii) any other promissory note hereafter designated as a "Term Loan Note" under the Credit Agreement (the Wells Fargo Note, the Chemical Note, and such other Term Loan Notes, in each case as it may be amended, restated, supplemented, renewed, extended, or modified from time to time, are referred to herein, collectively, as the "Notes"); together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Notes, whether or not specifically referenced therein; and

     (b) payment and performance of all obligations of Trustor under this Deed of Trust, together with all advances, payments or other expenditures made by Beneficiary or Trustee pursuant to this Deed of Trust as or for the payment or performance of any such obligations of Trustor; and

     (c) payment and performance of all obligations, if any, and the contracts under which they arise, which any rider attached to and recorded with this Deed of Trust recites are secured hereby; and

     (d) payment and performance of all future advances and other obligations that the then record owner of the Subject Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when any such advance or other obligation is evidenced by a writing which recites that it is secured by this Deed of Trust; and

     (e) all modifications, extensions and renewals of any of the Secured Obligations (including without limitation, (i) modifications, extensions or renewals at a different rate of interest, or (ii) deferrals or accelerations of the required principal payment dates or interest payment dates or both, in whole or in part), however evidenced, whether or not any such modification, extension or renewal is evidenced by a new or additional promissory note or notes.

     2.02  Obligations.  The term "obligations" is used herein in its most
           -----------
comprehensive sense and includes any and all advances, debts, obligations and liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, joint or several, relating to, arising from or in connection with this Deed of Trust, the Credit Agreement, the Notes and the other documents executed in connection herewith or therewith, including without limitation, all principal, interest, charges, including prepayment charges and late charges, and loan fees at any time accruing or assessed on any Secured Obligation.

     2.03  Incorporation.  All terms of the Secured Obligations are incorporated
           -------------
herein by this reference. All persons who may have or acquire an interest in the Subject Property are hereby deemed to have notice (a) of the terms of the Secured Obligations and (b) that, if provided therein, (i) the Notes or any other Secured Obligation may permit borrowing, repayment and reborrowing, and
(ii) the rate of interest on one or more of the Secured Obligations may vary from time to time.


                       ARTICLE III.  ASSIGNMENT OF RENTS
                                     -------------------

     3.01  Assignment.  For the purposes and upon the terms and conditions set
           ----------
forth herein, Trustor irrevocably assigns to Beneficiary all of Trustor's right, title and interest in, to and under all leases, licenses, rental agreements and other agreements of any kind relating to the use or occupancy of any of the Subject Property, whether existing as of the date hereof or at any time hereafter entered into, together with all guarantees of and security for any tenant's or lessee's performance thereunder, and all amendments, extensions, renewals and modifications thereto (each, a "Lease" and collectively, the "Leases"), together with any and all other rents, issues and profits of the Subject Property (collectively, "Rents"). This Assignment shall not impose upon Beneficiary any duty to produce Rents from the Subject Property, nor cause Beneficiary to be (a) a "mortgagee in possession" for any purpose so long as Beneficiary has not itself entered into actual possession of the Subject Property, (b) responsible for performing any of the obligations of the lessor or landlord under any Lease, or (c) responsible for any waste committed by any person or entity at any time in possession of the Subject Property or any part thereof, or for any dangerous or defective condition of the Subject Property, or for any negligence in the management, upkeep, repair or control of the Subject Property, but the foregoing shall not relieve Beneficiary of responsibility for damages arising from its gross negligence or willful misconduct. This is an absolute assignment, not an assignment for security only, and Beneficiary's right to Rents is not contingent upon and may be exercised without possession of the Subject Property. Trustor agrees to execute and deliver to Beneficiary, within five (5) days of Beneficiary's written request, such additional documents as Beneficiary or Trustee may reasonably request to further evidence the assignment to Beneficiary of any and all Leases and Rents.

     3.02  Protection of Security.  To protect the security of this Assignment,
           ----------------------
Trustor agrees:

     (a) At Trustor's sole cost and expense: (i) to perform each obligation to be performed by the lessor or landlord under each Lease and to enforce or secure the performance of each obligation to be performed by the lessee or tenant under each Lease; (ii) not to modify any Lease in any material respect, nor accept surrender under or terminate the term of any Lease except in accordance with the terms thereof; (iii) not to anticipate the Rents under any Lease; and (iv) not to waive or release any lessee or tenant of or from any Lease obligations. Trustor assigns to Beneficiary all of Trustor's right and power to modify the terms of any Lease, to accept a surrender under or terminate the term of or anticipate the Rents under any Lease, and to waive or release any lessee or tenant of or from any Lease obligations, and any attempt on the part of Trustor to exercise any such rights or powers without Beneficiary's prior written consent shall be a breach of the terms hereof.

     (b) At Trustor's sole cost and expense, to defend any action in any manner connected with any Lease or the obligations thereunder, and to pay all costs of Beneficiary or Trustee, including reasonable attorneys' fees, in any such action relating to a Lease in which Beneficiary or Trustee may appear.

     (c) That, should Trustor fail to do any act required to be done by Trustor under a Lease within the applicable time period (including any grace period) set forth therein, then Beneficiary or Trustee, but without obligation to do so and without notice to Trustor and without releasing Trustor from any obligation hereunder, may make or do the same in such manner and to such extent as Beneficiary or Trustee deems necessary to protect the security hereof, and, in exercising such powers, Beneficiary or Trustee may employ attorneys and other agents, and Trustor shall pay necessary costs and reasonable attorneys' fees incurred by Beneficiary or Trustee, or their agents, in the exercise of the powers granted herein. Trustor shall give prompt notice to Beneficiary of any default by any lessee or tenant under any Lease, and of any notice of default on the part of Trustor under any Lease received from a lessee or tenant thereunder, together with an accurate and complete copy thereof.

     (d) To pay to Beneficiary immediately upon demand all sums expended under the authority hereof, including reasonable attorneys' fees, together with interest thereon at the then-current rate per annum payable under any Secured Obligation, and the same may, at Beneficiary's option, be added to any Secured Obligation and shall be secured hereby.

     3.03  License.  Beneficiary confers upon Trustor a license ("License") to
           -------
collect and retain the Rents as, but not more than 30 days before, they come due and payable, until the occurrence of any Default. Upon the occurrence of any Default, the License shall be automatically revoked, and Beneficiary or Trustee may, at Beneficiary's option and without notice, either in person or by agent, with or without bringing any action, or by a receiver to be appointed by a court: (a) enter, take possession of, manage and operate the Subject Property or any part thereof; (b) make, cancel, enforce or modify any Lease; (c) obtain and evict tenants, fix or modify Rents, and do any acts which Beneficiary or Trustee deems proper to protect the security hereof; and (d) either with or without taking possession of the Subject Property, in its own name, sue for or otherwise collect and receive all Rents, including those past due and unpaid, and apply the same in accordance with the provisions of Section 5.04 hereof.
The entering and taking possession of the Subject Property, the collection of Rents and the application thereof as aforesaid, shall not cure or waive any Default, nor waive, modify or affect any notice of default hereunder, nor invalidate any act done pursuant to such notice. The License shall not grant to Beneficiary or Trustee the right to possession, except as provided in this Deed of Trust. Upon Trustor's complete cure of such Default, the License shall be reinstated by Beneficiary and thereafter continue in accordance with (and subject to the conditions of) this Section 3.03.


                 ARTICLE IV.  RIGHTS AND DUTIES OF THE PARTIES
                              --------------------------------

     4.01  Title.  Trustor warrants that, except as otherwise disclosed to
           -----
Beneficiary prior to the date hereof in a writing which refers to this warranty, Trustor lawfully possesses and holds fee simple title to the Subject Property without limitation on the right to encumber and assign its interest therein, as herein provided, and that this Deed of Trust is a valid lien on the Subject Property and all of Trustor's interest therein.

     4.02  Taxes and Assessments.  Trustor shall pay prior to delinquency all
           ---------------------
taxes, assessments, levies and charges imposed (a) by any public or quasi-public authority or utility company which are or which may become a lien upon or cause a loss in value of the Subject Property or any interest therein, or (b) by any public authority upon Beneficiary by reason of its interest in any Secured Obligation or in the Subject Property, or by reason of any payment made to Beneficiary pursuant to any Secured Obligation; but Trustor shall have no obligation to pay any income taxes of Beneficiary. Trustor shall have the right to contest in good faith the amount or validity of any such taxes, assessments, levies and charges by appropriate legal or administrative proceedings diligently pursued, so long as the lien of this Deed of Trust shall not be adversely affected by such contest.

     4.03  Performance of Secured Obligations.  Trustor shall promptly pay and
           ----------------------------------
perform each Secured Obligation when due.

     4.04  Liens, Encumbrances and Charges.  Trustor shall immediately discharge
           -------------------------------
any lien not approved by Beneficiary in writing that has or may attain priority over this Deed of Trust. Except as otherwise provided in any Secured Obligation or other agreement with Beneficiary, Trustor shall pay when due all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber the Subject Property, whether senior or subordinate hereto, including without limitation, any mechanics' liens. Trustor shall have the right to contest in good faith the amount or validity of any such lien or encumbrance by appropriate legal or administrative proceedings diligently pursued, so long as the lien of this Deed of Trust shall not be adversely affected by such contest.

     4.05  Insurance.  Trustor shall insure the Subject Property against loss or
           ---------
damage by fire and such other risks as Beneficiary shall from time to time require. Trustor shall carry public liability insurance, flood insurance as required by applicable law and such other insurance as Beneficiary may reasonably require, including without limitation, business interruption insurance or loss of rental value insurance. Trustor shall maintain all required insurance at Trustor's expense, under policies issued by companies and in form and substance satisfactory to Beneficiary. Neither Beneficiary nor Trustee, by reason of accepting, rejecting, approving or obtaining insurance shall incur any liability for: (a) the existence, nonexistence, form or legal sufficiency thereof; (b) the solvency of any insurer; or (c) the payment of losses. All policies and certificates of insurance shall name Beneficiary as loss payee, and shall provide that the insurance cannot be terminated as to Beneficiary except upon a minimum of ten (10) days' prior written notice to Beneficiary. Immediately upon any request by Beneficiary, Trustor shall deliver to Beneficiary the original of all such policies or certificates, with receipts evidencing annual prepayment of the premiums.

     4.06  Security Account.  Upon the occurrence and during the continuation of
           ----------------
a Default under this Deed of Trust, Beneficiary may require, at its option, but subject to applicable law and to any specific limits on exercise of that option contained herein, that Trustor pay to Beneficiary each month an additional sum estimated by Beneficiary to be equal to the annual amount of (a) taxes, bonds, assessments, levies and charges described in Section 4.02 hereof, and (b) premiums for fire and other hazard and mortgage insurance next due, divided by, in each instance, the number of months to lapse before one month before said annual amount will become due. Such payments of additional sums by Trustor to Beneficiary shall be held in a security account, and Trustor hereby grants and transfers to Beneficiary a security interest in all sums so held in said security account, and all proceeds thereof, to secure the payment and performance of each Secured Obligation. All sums so paid shall not bear interest, except to the extent and in the amount required by law. Beneficiary shall apply said sums to the payment of, or at the sole option of Beneficiary, release said sums to Trustor for application to and payment of, such taxes, bonds, assessments, levies, charges and insurance premiums. If the amount so deposited by Trustor is insufficient to pay the installment of the taxes, bonds, assessments, levies, charges or insurance premiums then due, and Trustor fails to deposit the amount of such deficiency promptly upon Beneficiary's notice to Trustor of the amount of such deficiency, then Beneficiary at its sole option may apply all or any part of said sums to any Secured Obligation. The relationship between Beneficiary and Trustor with respect to said security account shall be one of debtor-creditor, and not one where Beneficiary shall be deemed a trustee, special depository or other fiduciary acting for the benefit of Trustor. The existence of said security account shall not limit Beneficiary's rights under any other provision of this Deed of Trust or any other agreement or statute or rule of law. Beneficiary may refund any sums in the Security Account which exceed the total amount to be paid therefrom for any year, or may continue to hold the excess and reduce proportionately the required monthly deposits for the next year.

     4.07  Damages; Insurance and Condemnation Proceeds.
           --------------------------------------------

     (a) (i) All awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting the Subject Property; (ii) all other claims and awards for damages to or decrease in value of the Subject Property; (iii) all proceeds of any insurance policies payable by reason of loss sustained to the Subject Property; and (iv) all interest which may accrue on any of the foregoing, are all absolutely and irrevocably assigned to and shall be paid to Beneficiary. If a Default then has occurred and is continuing, or if Beneficiary otherwise reasonably determines that its security is or may be impaired, then, at the absolute discretion of Beneficiary, but subject to applicable law, if any, and without regard to any requirement contained in Section 4.08(c) hereof, Beneficiary may apply all or any of the proceeds it receives to its expenses in settling, prosecuting or defending any such claim and apply the balance to the Secured Obligations in any order, and release all or any part of the proceeds to Trustor upon any conditions Beneficiary reasonably may impose. If a Default is not then continuing, or if Beneficiary's security is not impaired, then such proceeds shall be released to Trustor upon such conditions Beneficiary reasonably may impose. Beneficiary may commence, appear in, defend or prosecute any assigned claim or action, and may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary, but shall not be responsible for any failure to collect any claim or award, regardless of the cause of the failure. Nothing in this Section 4.07(a) shall prevent Trustor from commencing, appearing in, defending or prosecuting any claim or action, or adjusting, compromising, settling and collecting any claims and awards, if Beneficiary fails to do so in a timely manner.

     (b) At its sole option, Beneficiary may permit insurance or condemnation proceeds held by Beneficiary to be used for repair or restoration but may impose any conditions on such use as Beneficiary reasonably deems necessary.

     4.08  Maintenance and Preservation of Subject Property.  Subject to the
           ------------------------------------------------
provisions of any Secured Obligation, Trustor covenants:

     (a) to keep the Subject Property in good condition and repair ordinary wear and tear excepted;

     (b) except with Beneficiary's prior written consent (except as necessary to comply with applicable laws), not to remove or demolish the Subject Property, not to alter, restore or add to the Subject Property, and not to initiate or join in the application for any change in any zoning or other land classification which affects the Subject Property;

     (c) to restore promptly and in good workmanlike manner any portion of the Subject Property which may be damaged or destroyed, unless Beneficiary requires that all of the insurance proceeds be used to reduce the Secured Obligations as provided in
Section 4.07 hereof;

     (d) to comply with and not to suffer violation of any or all of the following which govern acts or conditions on, or otherwise affect the Subject
Property: (i) laws, ordinances, regulations, standards and judicial and administrative rules and orders; (ii) covenants, conditions, restrictions and equitable servitudes, whether public or private; and (iii) requirements of insurance companies and any bureau or agency which establishes standards of insurability;

     (e)   not to commit or permit waste of the Subject Property; and

     (f) to do all other acts which from the character or use of the Subject Property may be reasonably necessary to maintain and preserve its value.

     4.09  Hazardous Substances; Environmental Provisions.  Trustor represents
           ----------------------------------------------
and warrants to Beneficiary that, except as disclosed to, and acknowledged by, Beneficiary in writing prior to the date hereof: (a) to the best of Trustor's knowledge, during the period of Trustor's ownership or possession of the Subject Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or hazardous substance (as said terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, any other applicable state or Federal environmental laws, and any rules or regulations adopted pursuant to any of the foregoing) by any person from, on, under or about the Subject Property; and (b) to the best of Trustor's knowledge, there has not been (i) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or hazardous substance by any prior owners or occupants of the Subject Property, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. Trustor agrees to indemnify and hold Beneficiary harmless from and against any and all claims, losses, liabilities, damages, penalties and expenses of any kind or character, including reasonable attorneys' fees, which Beneficiary may directly or indirectly sustain or suffer as a result of (x) any breach of this Section 4.09, or (y) as a consequence of any use, generation, manufacture, storage, treatment, disposal, release or threatened release occurring prior to Trustor's ownership of any interest in the Subject Property, whether or not the same was or should have been known to Trustor. This obligation to indemnify shall survive the payment of the Secured Obligations and the satisfaction of this Deed of Trust, and shall not be affected by Beneficiary's acquisition of any interest in the Subject Property, whether by foreclosure or otherwise.

     Trustor and Beneficiary agree that this Section 4.09 is intended as Beneficiary's written request for information (and Trustor's response) concerning the environmental condition of the Subject Property as required by California Code of Civil Procedure (S)726.5, and that each representation and warranty contained in this Section 4.09 (together with any indemnity applicable to a breach of any such representation and warranty) with respect to the environmental condition of the Subject Property is intended by Trustor and Beneficiary to be an "environmental provision" for purposes of California Code of Civil Procedure (S)736.

     4.10  Protection of Security.  Trustor shall, at Trustor's sole expense:
           ----------------------
(a) protect, preserve and defend the Subject Property and Trustor's title and right to possession of the Subject Property against all adverse claims; (b) if Trustor's interest in the Subject Property is a leasehold interest or estate, pay and perform in a timely manner all obligations to be paid and/or performed by the lessee or tenant under the lease or other agreement creating such leasehold interest or estate; and (c) protect, preserve and defend the security of this Deed of

Trust and the rights and powers of Beneficiary and Trustee under this Deed of Trust against all adverse claims. Trustor shall give Beneficiary and Trustee prompt notice in writing of the assertion of any claim, the filing of any action or proceeding, or the occurrence of any damage, condemnation offer or other action relating to or affecting the Subject Property and, if Trustor's interest in the Subject Property is a leasehold interest or estate, of any notice of default or demand for performance under the lease or other agreement pursuant to which such leasehold interest or estate was created or exists.

     4.11  Acceptance of Trust; Powers and Duties of Trustee.  Trustee accepts
           -------------------------------------------------
this trust when this Deed of Trust is executed. From time to time, upon written request of Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of any of the Secured Obligations, Trustee may, without obligation to do so and without liability therefor and without notice:
(a) reconvey all or any part of the Subject Property; (b) consent to the making of any map or plat of the Subject Property; and (c) join in any grant of easement thereon, any declaration of covenants and restrictions, any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust. Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts and the enforcement of the rights and remedies available under this Deed of Trust, and may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said rights and remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding (including, but not limited to, actions in which Trustor, Beneficiary or Trustee shall be a party) unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it under this Deed of Trust unless the performance of the act is requested in writing and Trustee is reasonably indemnified against all losses, costs, liabilities and expenses in connection therewith.

     4.12  Compensation; Exculpation; Indemnification.
           ------------------------------------------

     (a) Trustor shall pay all Trustee's fees and reimburse Trustee for all expenses in the administration of this trust, including reasonable attorneys' fees. Trustor shall pay Beneficiary reasonable compensation for services rendered concerning this Deed of Trust, including without limitation, the providing of any statement of amounts owing under any Secured Obligation. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of: (i) the exercise of any of the rights, remedies or powers granted to Beneficiary in this Deed of Trust (other than with respect to Beneficiary's gross negligence or willful misconduct in connection with such exercise); (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any Lease or other agreement related to the Subject Property or under this Deed of Trust; or (iii) any loss sustained by Trustor or any third party as a result of Beneficiary's failure to lease the Subject Property after any Default or from any other act or omission of Beneficiary in managing the Subject Property after any Default unless such loss is caused by the willful misconduct or gross negligence of Beneficiary; and no such liability shall be asserted or enforced against Beneficiary, and to the extent permitted by law all such liability is hereby expressly waived and released by Trustor.

     (b) Trustor shall indemnify Trustee and Beneficiary against, and hold them harmless from, any and all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, costs of evidence of title, costs of evidence of value, and other expenses which either may suffer or incur: (i) by reason of this Deed of Trust; (ii) by reason of the execution of this trust or the performance of any act required or permitted hereunder or by law; (iii) as a result of any failure of Trustor to perform Trustor's obligations; or (iv) by reason of any alleged obligation or undertaking of

Beneficiary to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Subject Property, including without limitation, the payment of any taxes, assessments, rents or other lease obligations, liens, encumbrances or other obligations of Trustor under this Deed of Trust (other than with respect to Beneficiary's or Trustee's gross negligence or willful misconduct). Trustor's duty to indemnify Trustee and Beneficiary shall survive the payment, discharge or cancellation of the Secured Obligations and the release or reconveyance, in whole or in part, of this Deed of Trust.

     (c) Trustor shall pay all indebtedness arising under this Section 4.12 immediately upon demand by Trustee or Beneficiary, together with interest thereon from the date such indebtedness arises at the then-current rate per annum payable under any Secured Obligation. Beneficiary may, at its option, add any such indebtedness to any Secured Obligation.

     4.13  Substitution of Trustees.  From time to time, by a writing signed and
           ------------------------
acknowledged by Beneficiary and recorded in the Office of the Recorder of the County in which the Subject Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall set forth the date, book and page of its recordation and any other information required by law. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this Section 4.13 shall be conclusive proof of the proper substitution of such new Trustee.

     4.14  Due on Sale or Encumbrance.  Except as permitted by the provisions of
           --------------------------
any Secured Obligation or applicable law, if the Subject Property or any interest therein shall be sold, transferred, mortgaged, assigned, encumbered or leased, whether voluntarily, involuntarily or by operation of law (each of which actions and events is called a "Transfer"), without Beneficiary's prior written consent (which, in the case of leases, will not be unreasonably withheld), then Beneficiary may, at its sole option, declare all Secured Obligations immediately due and payable in full. Trustor shall notify Beneficiary in writing of each Transfer within ten (10) business days of the date thereof.

     4.15  Releases, Extensions, Modifications and Additional Security.  Without
           -----------------------------------------------------------
notice to or the consent, approval or agreement of any persons or entities having any interest at any time in the Subject Property or in any manner obligated under any Secured Obligation ("Interested Parties"), Beneficiary may, from time to time, release any of the Interested Parties from liability for the payment of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, accept additional security, and enforce, waive, subordinate or release all or a portion of the Subject Property or any other security for any Secured Obligation. None of the foregoing actions shall release or reduce the personal liability of any of the Interested Parties, nor release or impair the priority of the lien of this Deed of Trust upon the Subject Property.

     4.16  Reconveyance.  Upon Beneficiary's written request, and upon surrender
           ------------
of this Deed of Trust and every note or other instrument setting forth any Secured Obligations to Trustee for cancellation, Trustee shall reconvey, without warranty, the Subject Property or that portion thereof then covered hereby. The recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When the Subject Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future Rents to the person or persons legally entitled thereto. Upon Beneficiary's demand, Trustor shall pay all reasonable costs and expenses incurred by Beneficiary in connection with any reconveyance.

     4.17  Subrogation.  Beneficiary shall be subrogated to the lien of all
           -----------
encumbrances, whether released of record or not, paid in whole or in part by Beneficiary pursuant to this Deed of Trust or by the proceeds of any Secured Obligation.

     4.18  Trustor Different From Obligor ("Third Party Trustor").  As used in
           ------------------------------------------------------
this Section 4.18, the term "Obligor" shall mean each person or entity which is obligated in any manner under any of the Secured Obligations; and the term "Third Party Trustor" shall mean (1) each person or entity which is included in the definition of Trustor herein and which is not an Obligor under all of the Secured Obligations, and (2) each person or entity which is included in the definition of Trustor herein if there is any Obligor which is not included in said definition of Trustor.

     (a) Representations and Warranties.  Each Third Party Trustor represents
         ------------------------------
and warrants to Beneficiary that: (i) this Deed of Trust is executed at an Obligor's request; (ii) this Deed of Trust complies with all agreements between each Third Party Trustor and any Obligor regarding such Third Party Trustor's execution hereof; (iii) Beneficiary has made no representation to any Third Party Trustor as to the creditworthiness of any Obligor; and (iv) each Third Party Trustor has established adequate means of obtaining from each Obligor on a continuing basis financial and other information pertaining to such Obligor's financial condition. Each Third Party Trustor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect such Third Party Trustor's risks hereunder. Each Third Party Trustor further agrees that Beneficiary shall have no obligation to disclose to any Third Party Trustor any information or material about any Obligor which is acquired by Beneficiary in any manner. The liability of each Third Party Trustor hereunder shall be reinstated and revived, and the rights of Beneficiary shall continue if and to the extent that for any reason any amount at any time paid on account of any Secured Obligation is rescinded or must otherwise be restored by Beneficiary, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Beneficiary in its sole discretion; provided however, that if Beneficiary chooses to contest any such matter at the request of any Third Party Trustor, each Third Party Trustor agrees to indemnify and hold Beneficiary harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Beneficiary in connection therewith, including without limitation, in any litigation with respect thereto.

     (b)  Waivers.
          -------

          (i) Each Third Party Trustor waives any right to require Beneficiary to: (A) proceed against any Obligor or any other person; (B) proceed against or exhaust any security held from any Obligor or any other person; (C) give notice of the terms, time and place of any public or private sale of personal property security held from any Obligor or any other person, or otherwise comply with any other provisions of Section 9504 of the California Uniform Commercial Code; (D) pursue any other remedy in Beneficiary's power; or (E) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Beneficiary as security for or which constitute in whole or in part the Secured Obligations, or in connection with the creation of new or additional obligations.

         (ii) Each Third Party Trustor waives any defense to its obligations hereunder based upon or arising by reason of: (A) any disability or other defense of any Obligor or any other person; (B) the cessation or limitation from any cause whatsoever, other than payment in full, of any Secured Obligation; (C) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of any Obligor which is a corporation, partnership or other type of entity, or any defect in the formation of any such Obligor; (D) the application by any Obligor of the proceeds of any Secured Obligation for purposes other than the purposes represented by any Obligor to, or intended or understood by, Beneficiary or any Third Party Trustor; (E) any act or omission by Beneficiary which directly or indirectly results in or aids the discharge of any Obligor or any portion of any Secured Obligation by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Beneficiary against any Obligor; (F) any impairment of the value of any interest in any security for the Secured Obligations or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; or (G) any modification of any Secured Obligation, in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, any Secured Obligation or any portion thereof, including increase or decrease of the rate of interest thereon. Until all Secured Obligations shall have been paid in full, no Third Party Trustor shall have any right of subrogation. Each Third Party Trustor waives all rights and defenses it may have arising out of (1) any election of remedies by Beneficiary, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Secured Obligations, destroys such Third Party Trustor's rights of subrogation or such Third Party Trustor's rights to proceed against any Obligor for reimbursement, or (2) any loss of rights any Third Party Trustor may suffer by reason of any rights, powers or remedies of any Obligor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any Obligor's obligations, whether by operation of Sections 726 or 580d of the Code of Civil Procedure as from time to time amended, or otherwise. Until all Secured Obligations shall have been paid in full, each Third Party Trustor further waives any right to enforce any remedy which Beneficiary now has or may hereafter have against any Obligor or any other person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Beneficiary.

        (iii) If any of said waivers in this Section 4.18(b) is determined to be contrary to any applicable law or public policy, such waiver shall be effective to the extent permitted by law.


                         ARTICLE V.  DEFAULT PROVISIONS
                                     ------------------

      5.01  Default.  The occurrence of any of the following and Trustor's
            -------
failure to cure the same within any applicable grace or cure period set forth in the Credit Agreement or the Notes (or, with respect to the matters set forth in the following clauses (a) and (b), within the time set forth in the Credit Agreement for the failure to perform obligations or agreements contained in the Credit Agreement, or to rectify a misrepresentation) shall constitute a "Default" under this Deed of Trust: (a) Trustor shall fail to observe or perform any obligation or agreement contained herein; (b) any representation or warranty of Trustor herein shall prove to be incorrect, false or misleading in any material respect when made; or (c) any default in the payment or performance of any obligation, or any defined event of default, under any provisions of the Credit Agreement, any Note, or any other document executed in connection with, or with respect to, any Secured Obligation.

      5.02  Rights and Remedies.  Upon the occurrence of any Default, and at any
            -------------------
time thereafter, Beneficiary and Trustee shall have all the following rights and remedies:

      (a) With or without notice, to declare all Secured Obligations immediately due and payable in full;

      (b) With or without notice, and without releasing Trustor from any Secured Obligation, and without becoming a mortgagee in possession, to cure any Default of Trustor and, in connection therewith, to enter upon the Subject Property and to do such acts and things as Beneficiary or Trustee deems necessary or desirable to protect the security of this Deed of Trust, including without limitation, to appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Beneficiary or Trustee hereunder; to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of either Beneficiary or Trustee, is senior in priority to this Deed of Trust, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; to obtain, and to pay any premiums or charges with respect to, any insurance required to be carried hereunder; and to employ counsel, accountants, contractors and other appropriate persons to assist them;

      (c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this Deed of Trust as a mortgage or to obtain specific enforcement of the covenants of Trustor under this Deed of Trust, and Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subsection, Trustor waives to the extent permitted by law, the defenses of laches and any applicable statute of limitations;

      (d) To apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Subject Property as a matter of strict right and without regard to: (i) the adequacy of the security for the repayment of the Secured Obligations; (ii) the existence of a declaration that the Secured Obligations are immediately due and payable; or (iii) the filing of a notice of default; and Trustor consents to such appointment;

      (e) To take and possess all documents, books, records, papers and accounts of Trustor or the then owner of the Subject Property; to make or modify Leases of, and other agreements with respect to, the Subject Property upon such terms and conditions as Beneficiary deems proper; and to make repairs, alterations and improvements to the Subject Property deemed necessary, in Trustee's or Beneficiary's judgment, to protect or enhance the security hereof;

      (f) To execute a written notice of such Default and of its election to cause the Subject Property to be sold to satisfy the Secured Obligations. Trustee shall give and record such notice as the law then requires as a condition precedent to a trustee's sale. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Trustor, except as otherwise required by law, shall sell the Subject Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as Beneficiary in its sole discretion may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at the time of sale (the Secured Obligations being the equivalent of cash for purposes of said sale). Neither Trustor nor any other person or entity shall have the right to direct the order in which the Subject Property is sold. Subject to requirements and limits imposed by law, Trustee may postpone any sale of the Subject Property by public announcement at such time and place of sale, and from time to time may postpone such sale by public announcement at the time and place fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale a deed conveying the Subject Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in said deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee, Trustor or Beneficiary, may purchase at such sale;

      (g) To resort to and realize upon the security hereunder and any other security now or later held by Beneficiary concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received to payment of the Secured Obligations, all in such order and manner as Trustee and Beneficiary, or either of them, shall determine in their sole discretion, with the balance (if any) to be paid to the person or persons legally entitled thereto.

      5.03  Application of Foreclosure Sale Proceeds.  After deducting all
            ----------------------------------------
costs, fees and expenses of Trustee, and of this trust, including costs of evidence of title and reasonable attorneys' fees in connection with a sale, Trustee shall apply all proceeds of any foreclosure sale first, to payment of all Secured Obligations (including without limitation, all sums expended by Beneficiary under the terms hereof and not then repaid, with accrued interest at the then-current rate per annum payable under any Secured Obligation), in such order and amounts as Beneficiary in its sole discretion shall determine; and the remainder, if any, to the person or persons legally entitled thereto.

      5.04  Application of Other Sums.  All Rents or other sums received by
            -------------------------
Beneficiary hereunder, less all costs and expenses incurred by Beneficiary or any receiver, including reasonable attorneys' fees, shall be applied to payment of the Secured Obligations in such order as Beneficiary shall determine in its sole discretion (but Beneficiary shall have no liability for funds not actually received by Beneficiary), with the balance (if any) to be paid to the person or persons legally entitled thereto.

      5.05  No Cure or Waiver.  Neither Beneficiary's, Trustee's or any
            -----------------
receiver's entry upon and taking possession of the Subject Property, nor any collection of Rents, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise of any other right or remedy by Beneficiary, Trustee or any receiver shall impair the status of the security of this Deed of Trust, or cure or waive any breach, Default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Secured Obligations and any other sums then due hereunder have been paid in full and Trustor has cured all other Defaults), or prejudice Beneficiary or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

      5.06  Payment of Costs, Expenses and Attorneys' Fees.  Trustor agrees to
            ----------------------------------------------
pay to Beneficiary immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including court costs and reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Beneficiary's in-house counsel, whether or not incurred or expended in litigation), expended or incurred by Trustee or Beneficiary pursuant to subsections (a) through (g) inclusive of Section 5.02 hereof, with interest from the date of expenditure until said sums have been paid at the then-current rate per annum payable under any Secured Obligation. Beneficiary shall be entitled to bid, at any sale of the Subject Property held pursuant to Section 5.02(f) hereof or pursuant to any judicial foreclosure of this Deed of Trust, the amount of all of the foregoing, including interest thereon, in addition to the amount of the other Secured Obligations, as a credit bid, the equivalent of cash.

      5.07  Power to File Notices and Cure Defaults.  Trustor hereby irrevocably
            ---------------------------------------
appoints Beneficiary and its successors and assigns as Trustor's true attorney-in-fact to perform any of the following powers, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary reasonably deems appropriate to protect Beneficiary's interest, and (b) upon the occurrence of any event, act or omission which with the giving of notice or the passage of time, or both, would constitute a Default, to perform any obligation of Trustor hereunder; provided that: (i) Beneficiary, as such attorney-in-fact, shall only be accountable for such funds as are actually received by Beneficiary; and (ii) Beneficiary shall not be liable to Trustor or any other person or entity for any failure to act under this Section.

      5.08  Remedies Cumulative.  All rights and remedies of Beneficiary and
            -------------------
Trustee hereunder are cumulative and are in addition to all rights and remedies provided by law or in any other agreements between Trustor and Beneficiary.


                     ARTICLE VI.  MISCELLANEOUS PROVISIONS
                                  ------------------------

      6.01  Merger.  No merger shall occur as a result of Beneficiary's
            ------
acquiring any other estate in, or any other lien on, the Subject Property unless Beneficiary specifically consents to a merger in writing.

      6.02  Recourse to Separate Property.  Any married person who executes this
            -----------------------------
Deed of Trust as a Trustor and who is obligated under any Secured Obligation agrees that any money judgment which Beneficiary or Trustee obtains pursuant to the terms of this Deed of Trust or any other obligation of that married person secured by this Deed of Trust may be collected by execution upon that person's separate property, and any community property of which that person is a manager.

      6.03  Disclosure of Information.  In connection with the right of
            -------------------------
Beneficiary or any Bank to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, its rights and benefits under the Notes, any and all other Secured Obligations, and this Deed of Trust, Beneficiary or such Bank may disclose all documents and information which it now has or hereafter acquires relating to the Subject Property, all or any of the Secured Obligations and/or Trustor and, as applicable, any partners or joint venturers of Trustor, whether furnished by any Trustor or otherwise.

      6.04  Rules of Construction.  (a) When the identity of the parties or
            ---------------------
other circumstances make it appropriate, the masculine gender includes the feminine or neuter or both, and the singular number includes the plural; (b) the term "Subject Property" means all and any part of and any interest in the Subject Property; (c) if any term of this Deed of Trust shall be invalid or unenforceable, the remainder of this Deed of Trust shall not be affected thereby, and each term of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law; (d) all Section headings herein are for convenience of reference only, are not a part of this Deed of Trust, and shall be disregarded in the interpretation of any portion of this Deed of Trust; and
(e) if more than one person or entity has executed this Deed of Trust as "Trustor," the obligations of all such Trustors hereunder shall be joint and several.

      6.05  Successors; Assigns.  This Deed of Trust shall be binding upon and
            -------------------
inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto; provided however, that this Section does not waive the provisions of Section 4.14 hereof.

      6.06  Statement of Obligation.  Upon demand by Beneficiary, Trustor shall
            -----------------------
pay Beneficiary a fee not to exceed $60.00 or such other maximum as may be imposed by law for furnishing any Statement of Obligation as provided by Section 2943 of the California Civil Code.

      6.07  Execution of Documents.  Trustor agrees, upon demand by Beneficiary
            ----------------------
or Trustee, to execute any and all documents and instruments reasonably necessary to effectuate the provisions hereof.

      6.08  Right of Inspection.  Beneficiary or its agents or employees may
            -------------------
enter onto the Subject Property at any reasonable time and (so long as no Default has occurred and is continuing) upon reasonable notice, and (so long as no Default has occurred and is continuing) in a manner that will not materially interfere with Trustor's operations, for the purpose of inspecting the Subject Property and ascertaining Trustor's compliance with the terms hereof.

      6.09  Incorporation.  All terms of Exhibit A, and each other exhibit
            -------------
and/or rider attached hereto and recorded herewith, are hereby incorporated into this Deed of Trust by this reference.

      6.10  Address; Requests for Notice.  Notice to Beneficiary shall be sent
            ----------------------------
to Beneficiary addressed to:

             WELLS FARGO BANK, NATIONAL ASSOCIATION
             111 Sutter Street, 17th Floor
             (MAC # 0188-176)
             San Francisco, California 94104
             Attention: P. Steve Dobel

or at such other place as Beneficiary from time to time may designate. Notice to Trustor shall be sent to Trustor addressed to:

             MDT Corporation
             Stratford Hall, Suite 200
             1009 Slater Road
             Morrisville, North Carolina 27650
             Attention:  Chief Financial Officer

or at such other place so Trustor from time to time may designate. Trustor hereby requests that a copy of any notice of default and notice of sale be mailed to such Trustor at that address. Trustee's address is AMERICAN SECURITIES COMPANY, c/o Corporate Secretary, MAC #0101-121, 464 California Street, San Francisco, CA 94163.

      6.11  Inconsistency with Credit Agreement.  In the event of a direct
            -----------------------------------
conflict between the terms and provisions of this Deed of Trust, on the one hand, and the Credit Agreement, on the other hand, it is the intention of the parties hereto that such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid: (a) the terms and provisions of this Deed of Trust shall control and govern in respect of the treatment of "Subject Property" under California law; provided, however, that the inclusion herein of additional obligations on the part of the Trustor and supplemental rights and remedies in favor of the Beneficiary, in each case in respect of the "Subject Property" under California law, shall not be deemed a conflict between the Credit

Agreement, on the one hand, and this Deed of Trust, on the other hand; and (b) the provisions of the Credit Agreement shall control in all other respects.

      IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first set forth above.


      TRUSTOR PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, CALIFORNIA PROCEDURE PERMITS THE TRUSTEE TO SELL THE SUBJECT PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW (SEE
SECTION 5.02(f) ABOVE). UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO OTHER NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO SUCH PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. BENEFICIARY URGES YOU TO GIVE PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS DEED OF TRUST.


                          "Trustor"

                          MDT CORPORATION



                          By:  /s/ Thomas M. Hein
                             -------------------------
                               Thomas M. Hein,
                               Chief Financial Officer

                     CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
=========================================================================================================
State of North Carolina                                              --  OPTIONAL SECTION --
County of Wake                                                          CAPACITY CLAIMED BY
                                                                              SIGNER

                                                                        Though statute does not
On March 26, 1996      ,before me, Emogene Dominick, Notary Public      require the Notary to
______________________________________________________________,         fill in the data below,
Date  Name and Title of the Officer - e.g., "JANE DOE, NOTARY PUBLIC"   doing so may prove
                                                                        invaluable to persons
                                                                        relying on the document.

personally appeared   Thomas M Hein                                 [ ] INDIVIDUAL
                   -------------------------------------------,     [X] CORPORATE OFFICER(S)
                            Name(s) of Signer(s)                        Chief Financial Officer
                                                                        --------------------
                                                                        --------------------
[ ]personally known to me-OR [X]proved to me on the basis of                  TITLES:
                                satisfactory evidence

to be the person whose name is subscribed to the within instrument  [ ] PARTNER(S) [ ] LIMITED
and acknowledged to me that he executed the same in his authorized                 [ ] GENERAL
capacity, and that by his signature on the instrument the person,   [ ]ATTORNEY-IN-FACT
or the entity upon behalf of which the person acted, executed the   [ ]TRUSTEE(S)
instrument.                                                         [ ]GUARDIAN/CONSERVATOR
                                                                    [ ]OTHER

                    WITNESS my hand and official seal.
                              /s/ Emogene Dominick                     --------------------
                    ------------------------------------------         --------------------
                               SIGNATURE OF NOTARY                           SIGNER IS
                                                                            REPRESENTING
                         [My Comission Expires 9-13-2000]         NAME OF PERSON(S) OR ENTITY(IES)
                                                                           MDT CORPORATION
                                                                  --------------------------------
========================================OPTIONAL SECTION=========================================

THIS CERTIFICATE MUST BE ATTACHED TO THE    Title or Type of Document  DEED OF TRUST
DOCUMENT DESCRIBED AT RIGHT:

- - ----------------------------------------    Number of Pages_________  Date of Document as of February 15,
                                                                                       1996
Though the data requested here is not
required by law, it could prevent
fraudulent reattachment of this form.       Signer(s) Other Than Named Above_____________________________
============================================================================================================

                                   EXHIBIT A
                                   ---------



Attached is the legal description of the Rancho Dominguez, California real property.

                               LEGAL DESCRIPTION


THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 7 AND THE EASTERLY 65.00 FEET OF PARCEL 4, AS SHOWN ON PARCEL MAP
NO. 16827, FILED IN BOOK 204 PAGES 25 AND 26 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THAT PORTION OF SAID LAND THEREIN DESCRIBED.

ALSO EXCEPT ALL 100 PERCENT OF THE OIL, GAS, PETROLEUM AND OTHER HYDROCARBON SUBSTANCES WHICH LIE BELOW A PLANE PARALLEL TO AND 500 FEET BELOW THE NATURAL SURFACE OF SAID LAND WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND TO EXPLORE FOR, DEVELOP AND REMOVE THE SAME BY MEANS OF WELLS OR EQUIPMENT, HAVING SURFACE LOCATIONS OUTSIDE THE OUTER BOUNDARIES OF SAID REAL PROPERTY, IN AND UNDER OR RECOVERABLE FROM SAID REAL PROPERTY, AS EXCEPTED IN THE DEED FROM DEL AMO ESTATE COMPANY, A CORPORATION, RECORDED NOVEMBER 8, 1963, IN BOOK D2250 PAGE 74, OFFICIAL RECORDS.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND THEREIN DESCRIBED ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED INCLUDING WITHOUT LIMITING THE GENERALITY OF THE OIL, GAS, AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF SAID MINERALS BY ANY MEANS OR METHODS, SUITABLE TO DOMINGUEZ ESTATE COMPANY, A CALIFORNIA CORPORATION, ITS SUCCESSOR AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF SAID LAND OR ANY PORTION OF THE SUBSURFACE WITHIN 500 FEET OF THE SURFACE, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE OF SAID LAND OR TO INTERFERE WITH THE USE THEREOF, AS EXCEPTED AND RESERVED BY DOMINGUEZ ESTATE COMPANY, A CALIFORNIA CORPORATION, IN DEED RECORDED DECEMBER 12, 1967 IN BOOK D3856 PAGE 564, OFFICIAL RECORDS, AS INSTRUMENT NO. 3065.

PARCEL B:

PARCEL 8, IN THE CITY OF LOS ANGELES, AS SHOWN ON PARCEL MAP NO. 16827, FILED IN BOOK 204 PAGES 25 AND 26 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THAT PORTION OF SAID LAND THEREIN DESCRIBED.

ALSO EXCEPT ALL 100 PERCENT OF THE OIL, GAS, PETROLEUM AND OTHER HYDROCARBON SUBSTANCES WHICH LIE BELOW A PLANE PARALLEL TO AND 500 FEET BELOW THE NATURAL SURFACE OF SAID LAND WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND TO EXPLORE FOR, DEVELOP OR REMOVE SAID SUBSTANCES, BUT WITH FULL RIGHT TO EXPLORE FOR, DEVELOP AND REMOVE THE SAME BY MEANS OF WELLS OR EQUIPMENT, HAVING SURFACE LOCATIONS OUTSIDE THE OUTER BOUNDARIES OF SAID REAL PROPERTY, IN AND UNDER OR RECOVERABLE FROM SAID REAL PROPERTY, AS EXCEPTED IN THE DEED FROM DEL AMO ESTATE COMPANY, A CORPORATION, RECORDED NOVEMBER 8, 1963 AS INSTRUMENT NO. 5445 IN BOOK D-2250 PAGE 754, OFFICIAL RECORDS.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND THEREIN DESCRIBED ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER

DISCOVERED INCLUDING WITHOUT LIMITING THE GENERALITY OF THE OIL, GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF SAID MINERALS BY ANY MEANS OR METHODS, SUITABLE TO DOMINGUEZ ESTATE COMPANY, A CALIFORNIA CORPORATION, ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF SAID LAND OR ANY PORTION OF THE SUBSURFACE WITHIN 500 FEET OF THE SURFACE, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE OF SAID LAND OR TO INTERFERE WITH THE USE THEREOF, AS EXCEPTED AND RESERVED BY DOMINGUEZ ESTATE COMPANY, A CALIFORNIA CORPORATION, IN DEED RECORDED DECEMBER 12, 1967 IN BOOK D-3856 PAGE 564, OFFICIAL RECORDS AS INSTRUMENT NO. 3065.

                           LIST OF OMITTED MATERIALS
                           -------------------------

Disclosure of Use of Hazardous Substances Pursuant to Section 4.09